Exhibit 99.1
ALBUQUERQUE, N.M.
February 21, 2025

TXNM Energy reports 2024 earnings, increases investment plan and earnings growth targets

•2024 GAAP earnings of $2.67 per diluted share, ongoing earnings of $2.74 per diluted share achieves guidance expectation
•2025 ongoing earnings guidance range introduced at $2.74 - $2.84 per diluted share reflects strong Texas growth, mid-year implementation of PNM customer rate phase-in
•Increased long-term earnings per share growth target of 7% to 9%

TXNM Energy (NYSE: TXNM) today reported 2024 earnings results and refreshed its growth outlook, increasing its long-term earnings growth target to 7% to 9%. In addition, management announced 2025 consolidated ongoing earnings guidance of $2.74 to $2.84 per diluted share.

“Our financial expectations are driven by the continued expansion of grid infrastructure supporting growth and reliability in our Texas service territory. In New Mexico, the proposed settlement in our rate review is phased-in to assist our customers in managing the impact,” said Pat Vincent-Collawn, TXNM Energy Chairman and CEO. “As we look forward, we will continue to prioritize investments for a more reliable, resilient grid that will provide direct benefits to our customers in New Mexico and Texas for years to come.”

GROWTH OUTLOOK
As part of its update, TXNM Energy rolled forward its 5-year capital investment plan to encompass the years 2025-2029 and incorporate additional investments, including Texas transmission projects resulting from the ERCOT Permian Basin Reliability Study. As a result, TXNM Energy’s 5-year capital investment plan increased to $7.8 billion, a 26% increase over the prior 5-year plan. Regulated rate base grows 12% under the plan compared to 2025 levels, and earnings per share over this period are targeted to grow between 7% and 9%.

2025 EARNINGS GUIDANCE
2025 ongoing earnings guidance was introduced at a range of $2.74 to $2.84 per share, reflecting continued strong growth at TNMP and a mid-year implementation of the first phase of PNM’s stipulated rate increase.

CONSOLIDATED 2024 EARNINGS
TXNM Energy reported 2024 GAAP earnings of $2.67 per diluted share. Ongoing earnings of $2.74 per diluted share achieved Company’s narrowed expectation for the high end of original guidance.

TXNM Energy (In millions, except EPS)

	2024	2023
GAAP net earnings attributable to TXNM Energy	$242.2	$87.8
GAAP diluted EPS	$2.67	$1.02
Ongoing net earnings	$247.8	$243.5
Ongoing diluted EPS	$2.74	$2.82

PNM GAAP earnings in 2023 included $242.0 million in regulatory disallowances resulting from a settlement associated with the retirement of the San Juan Generating Station and disallowances related to legacy generation assets in PNM’s prior rate case outcome. These costs were offset by $33.3 million of net unrealized gains on investment securities in 2023 compared to $2.7 million of net unrealized gains in 2024.

SEGMENT REPORTING OF 2024 EARNINGS

•PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•TNMP – an electric transmission and distribution utility in Texas.

•Corporate and Other – reflects the TXNM Energy holding company and other subsidiaries.

EPS Results by Segment

	GAAP Diluted EPS		Ongoing Diluted EPS
	2024	2023	2024	2023
PNM	$2.12	$0.41	$2.16	$2.22
TNMP	$1.14	$1.10	$1.15	$1.11
Corporate and Other	($0.59)	($0.49)	($0.57)	($0.51)

Consolidated TXNM Energy	$2.67	$1.02	$2.74	$2.82

Net changes to earnings in 2024 compared to 2023 include:

•PNM: Higher realized gains reflecting improved market performance of decommissioning and reclamation trusts, increased customer usage despite milder summer temperatures and new rates implemented at PNM Retail and FERC were partially offset by lower transmission margins, increased planned maintenance at gas plants, higher depreciation rates and increased depreciation and property tax expense associated with new capital investments. As discussed above, GAAP earnings are also improved due to the 2023 regulatory disallowances, partially offset by lower net unrealized gains on investment securities.

•TNMP: Increased rate recovery through the Transmission Cost of Service (TCOS) and Distribution Cost Recovery Factor (DCRF) mechanisms and lower O&M expenses were partially offset by milder summer temperatures and depreciation, property tax and interest expense associated with new capital investments.

•Corporate and Other: Higher interest rates on variable rate debt, net of hedges, and the absence of NMRD income following its sale in early 2024 increased losses.

Additional materials with information on quarterly results are available at https://www.txnmenergy.com/investors/financial-information/quarterly-reports/2024.aspx.

CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, FEBRUARY 21
TXNM Energy will discuss these items during a live conference call and webcast on Friday, February 21st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, TXNM Energy Chairman and Chief Executive Officer, Don Tarry, TXNM Energy President and Chief Operating Officer, and Lisa Eden, TXNM Energy Senior Vice President and Chief Financial Officer.

The conference call will be simultaneously broadcast and archived on our website at https://www.txnmenergy.com/investors/events-and-presentations. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link: https://dpregister.com/sreg/10193346/fda929e300. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and asking to join the TXNM Energy call.

Background:
TXNM Energy (NYSE: TXNM), an energy holding company based in Albuquerque, New Mexico, delivers energy to more than 800,000 homes and businesses across Texas and New Mexico through its regulated utilities, TNMP and PNM. For more information, visit the company's website at www.TXNMEnergy.com.

CONTACTS:
Analysts Media
Lisa Goodman Corporate Communications
(505) 241-2160 (505) 241-2743

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for TXNM Energy, Inc. (“TXNM”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies, including the unaudited financial results and earnings guidance, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. TXNM, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM, PNM, and TNMP caution readers not to place undue reliance on these statements. TXNM's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K, Form 10-Q filings and the information included in the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

TXNM Energy, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2024
GAAP Net Earnings (Loss) Attributable to TXNM:	$10,311	$23,325	$(17,922)	$15,714
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	13,486	—	—	13,486
Regulatory disallowances2b	(1,621)	—	—	(1,621)
FERC refunds2c	(4,037)	—	—	(4,037)
Pension expense related to previously disposed of gas distribution business2d	433	—	—	433
Process improvement initiatives2e	523	1,046	2,137	3,706
Merger related costs2f	40	13	860	913
Total adjustments before income tax effects	8,824	1,059	2,997	12,880
Income tax impact of above adjustments[1]	(2,241)	(222)	(761)	(3,224)
Income tax valuation allowance[3]	—	—	1,346	1,346
Income tax impact of non-deductible merger related costs[3]	289	179	—	468
Total income tax impacts[5]	(1,952)	(43)	585	(1,410)
Adjusting items, net of income taxes	6,872	1,016	3,582	11,470
Ongoing Earnings (Loss)	$17,183	$24,341	$(14,340)	$27,184

Year Ended December 31, 2024
GAAP Net Earnings (Loss) Attributable to TXNM:	$191,684	$103,528	$(53,058)	$242,154
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(2,718)	—	—	(2,718)
Regulatory disallowances2b	9,226	—	—	9,226
FERC refunds2c	(4,037)	—	—	(4,037)
Pension expense related to previously disposed of gas distribution business2d	1,732	—	—	1,732
Process improvement initiatives2e	523	1,046	2,137	3,706
Merger related costs2f	174	(8)	2,988	3,154
Sale of NMRD[4]	—	—	15,097	15,097
Total adjustments before income tax effects	4,900	1,038	20,222	26,160
Income tax impact of above adjustments[1]	(1,244)	(218)	(5,135)	(6,597)
Sale of NMRD[4]	—	—	(15,712)	(15,712)
Income tax valuation allowance[3]	—	—	1,346	1,346
Income tax impact of non-deductible merger related costs[3]	289	179	—	468
Total income tax impacts[5]	(955)	(39)	(19,501)	(20,495)
Adjusting items, net of income taxes	3,945	999	721	5,665
Ongoing Earnings (Loss)	$195,629	$104,527	$(52,337)	$247,819

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Regulatory disallowances" of $1.6 million for the three months ended December 31, 2024, increases in "Regulatory disallowances" of $9.0 million for the twelve months ended December 31, 2024, and decreases in "Electric Operating Revenues" of $0.2 million for the twelve months ended December 31, 2024

[c] Decreases in "Cost of energy" of $3.8 million and increases in "Interest income" of $0.2 million for the three and twelve months ended December 31, 2024
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general" of $5.0 million for the three and twelve months ended December 31, 2024 and decreases in "Energy production costs" of $1.3 million for the three and twelve months ended December 31, 2024

[f] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Net gain of $4.4 million on the sale of NMRD: Increase in "Other (deductions)" of $15.1 million, decrease in "Income Taxes (Benefits)" of $3.8 million for federal income tax and a decrease in "Income Taxes (Benefits)" of $15.7 million for investment tax credits

[5] Income tax impacts reflected in "Income Taxes"

TXNM Energy, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to TXNM:	$(58,179)	$20,768	$(12,815)	$(50,226)
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(26,840)	—	—	(26,840)
Regulatory disallowances2b	117,238	1,173	—	118,411
Pension expense related to previously disposed of gas distribution business2c	678	—	—	678
Merger related costs2d	671	301	302	1,274
Total adjustments before income tax effects	91,747	1,474	302	93,523
Income tax impact of above adjustments[1]	(23,304)	(310)	(76)	(23,690)
SJGS retirement income tax adjustments[3]	(1,199)	—	—	(1,199)
Income tax impact of non-deductible merger related costs[3]	(46)	3	(2,428)	(2,471)
Timing of statutory and effective tax rates on non-recurring items[4]	(240)	(51)	(144)	(435)
Total income tax impacts[5]	(24,789)	(358)	(2,648)	(27,795)
Adjusting items, net of income taxes	66,958	1,116	(2,346)	65,728
Ongoing Earnings (Loss)	$8,779	$21,884	$(15,161)	$15,502

Year Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to TXNM:	$35,657	$94,937	$(42,776)	$87,818
Adjusting items before income tax effects
Net change in unrealized (gains) and losses on investment securities2a	(33,278)	—	—	(33,278)
Regulatory disallowances2b	240,840	1,173	—	242,013
Pension expense related to previously disposed of gas distribution business2c	2,716	—	—	2,716
Merger related costs2d	730	303	953	1,986
Total adjustments before income tax effects	211,008	1,476	953	213,437
Income tax impacts of above adjustments[1]	(53,596)	(310)	(242)	(54,148)
SJGS retirement income tax adjustments[3]	(1,199)	—	—	(1,199)
Income tax impact of non-deductible merger related costs[3]	(40)	3	(2,334)	(2,371)
Total income tax impacts[5]	(54,835)	(307)	(2,576)	(57,718)
Adjusting items, net of income taxes	156,173	1,169	(1,623)	155,719
Ongoing Earnings (Loss)	$191,830	$96,106	$(44,399)	$243,537

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] Changes in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Electric Operating Revenues" of $52.2 million and $169.8 million for the three and twelve months ended December 31, 2023, increases in "Regulatory disallowances" of $65.9 million and $71.9 million for the three and twelve months ended December 31, 2023, and increases in "Interest charges" of $0.3 million for the three and twelve months ended December 31, 2023

[c] Increases in "Other (deductions)"
[d] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.7% for TXNM, and the GAAP anticipated effective tax rates of 18.6% for PNM, 15.0% for TNMP, and 15.6% for TXNM, which reversed by year end

[5] Income tax impacts reflected in "Income Taxes"

TXNM Energy, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2024
GAAP Net Earnings (Loss) Attributable to TXNM:	$0.11	$0.26	$(0.20)	$0.17
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	0.12	—	—	0.12
Regulatory disallowances	(0.01)	—	—	(0.01)
FERC refunds	(0.03)	—	—	(0.03)
Process improvement initiatives	—	0.01	0.02	0.03
Income tax valuation allowance	—	—	0.01	0.01
Merger related costs	—	—	0.01	0.01
Total Adjustments	0.08	0.01	0.04	0.13
Ongoing Earnings (Loss)	$0.19	$0.27	$(0.16)	$0.30
Average Diluted Shares Outstanding: 90,998,879

Year Ended December 31, 2024
GAAP Net Earnings (Loss) Attributable to TXNM:	$2.12	$1.14	$(0.59)	$2.67
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.02)	—	—	(0.02)
Regulatory disallowances	0.08	—	—	0.08
FERC refunds	(0.03)	—	—	(0.03)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Process improvement initiatives	—	0.01	0.02	0.03
Income tax valuation allowance	—	—	0.02	0.02
Merger related costs	—	—	0.03	0.03
Sale of NMRD	—	—	(0.05)	(0.05)
Total Adjustments	0.04	0.01	0.02	0.07
Ongoing Earnings (Loss)	$2.16	$1.15	$(0.57)	$2.74
Average Diluted Shares Outstanding: 90,590,573

TXNM Energy, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to TXNM:	$(0.67)	$0.24	$(0.15)	$(0.58)
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.23)	—	—	(0.23)
Regulatory disallowances	1.01	0.01	—	1.02
Merger related costs	—	—	(0.02)	(0.02)
SJGS retirement income tax adjustments	(0.01)	—	—	(0.01)
Total Adjustments	0.77	0.01	(0.02)	0.76
Ongoing Earnings (Loss)	$0.10	$0.25	$(0.17)	$0.18
Average Diluted Shares Outstanding: 86,932,542

Year Ended December 31, 2023
GAAP Net Earnings (Loss) Attributable to TXNM:	$0.41	$1.10	$(0.49)	$1.02
Adjusting items, net of income tax effects
Net change in unrealized (gains) and losses on investment securities	(0.29)	—	—	(0.29)
Regulatory disallowances	2.08	0.01	—	2.09
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Merger related costs	0.01	—	(0.02)	(0.01)
SJGS retirement income tax adjustments	(0.01)	—	—	(0.01)
Total Adjustments	1.81	0.01	(0.02)	1.80
Ongoing Earnings (Loss)	$2.22	$1.11	$(0.51)	$2.82
Average Diluted Shares Outstanding: 86,368,999

TXNM Energy, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings

	Year Ended December 31,
	2024	2023	2022
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,971,199	$1,939,198	$2,249,555
Operating Expenses:
Cost of energy	583,984	802,261	987,941
Administrative and general	247,116	227,900	227,149
Energy production costs	93,748	91,610	147,347
Regulatory disallowances	8,980	71,923	832
Depreciation and amortization	384,925	319,503	304,853
Transmission and distribution costs	98,380	98,721	94,684
Taxes other than income taxes	100,580	95,940	92,989
Total operating expenses	1,517,713	1,707,858	1,855,795
Operating income	453,486	231,340	393,760
Other Income and Deductions:
Interest income	23,537	21,963	16,095
Gains (losses) on investment securities	26,851	19,246	(78,357)
Other income	28,621	24,204	21,601
Other (deductions)	(24,189)	(15,869)	(13,881)
Net other income and (deductions)	54,820	49,544	(54,542)
Interest Charges	228,066	190,355	127,908
Earnings before Income Taxes	280,240	90,529	211,310
Income Taxes (Benefits)	21,518	(16,350)	26,130
Net Earnings	258,722	106,879	185,180
(Earnings) Attributable to Valencia Non-controlling Interest	(16,040)	(18,533)	(15,122)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to TXNM	$242,154	$87,818	$169,530
Net Earnings Attributable to TXNM per Common Share:
Basic	$2.67	$1.02	$1.97
Diluted	$2.67	$1.02	$1.97